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                           FORM OF INDEMNIFICATION AGREEMENT

          THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of this ____ day of _______________, 1998, by and between LTC Healthcare, Inc., a Nevada corporation (the "Corporation"), and
_______________________ (the "Indemnitee").

          A. At the request of the Corporation, the Indemnitee currently serves as a director and/or officer of the Corporation (and may from time to time serve as a directors and/or officer of one or more of the Corporation's subsidiaries), and, as such, may be subjected to claims, actions, suits or proceedings arising out of or as a result of this service;

          B. The Corporation is currently seeking to obtain a policy of directors and officers liability insurance ("D&O Insurance") covering certain liabilities that may be incurred by the Indemnitee as a director and/or officer;

          C. Due to the fact that the indemnification provisions of Chapter 78 of the Nevada Revised Statutes ("NRS"), the Corporation's Restated and Amended Articles of Incorporation (the "Articles") and the Corporation's Restated and Amended Bylaws (the "Bylaws, and together with NRS and the Articles, the "Indemnification Provisions") may be amended, modified or repealed, that the Corporation may be unable to purchase or to continue to purchase and maintain adequate D&O Insurance, and that there may be other substantial uncertainties associated with the Indemnification Provisions and D&O Insurance, the Indemnitee does not regard the rights to indemnification granted to him or her under the Indemnification Provisions and D&O Insurance as adequate to protect him or her against the risks associated with service as a director and/or officer of the Corporation, and the Indemnitee may be unwilling to continue to serve as a director and/or officer of the Corporation in the absence of the benefits and assurances provided to him or her under this Agreement;

          D. As an inducement to the Indemnitee to continue to serve as a director and/or officer, the Corporation has agreed to indemnify the Indemnitee against expenses and costs incurred by the Indemnitee in connection with certain claims, actions, suits or proceedings in accordance with this Agreement; and

          E. The parties are desirous of setting forth the terms and conditions of their understandings and agreements in the foregoing respects and other matters properly relating thereto.

          NOW THEREFORE, based upon the foregoing recitals and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

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                                     ARTICLE I.

                                    DEFINITIONS

          Section 1.1. EXPENSES. "Expenses" shall mean any and all expenses (including, without limitation, attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any Action.

          Section 1.2. ACTION. "Action" shall mean a threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that arises by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Corporation, or that he or she is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                                    ARTICLE II.

                                     INDEMNITY

          Section 2.1. RIGHT TO INDEMNIFICATION. Notwithstanding any amendment, modification or repeal of the Indemnification Provisions after the date of this Agreement, the Corporation shall indemnify and hold the Indemnitee harmless against any and all Expenses, except:

               (a) D&O INSURANCE. Expenses for which the Indemnitee is indemnified pursuant to any D&O Insurance purchased and maintained by the Corporation. It is specifically understood that the indemnity provided in this Agreement is in excess of any such D&O Insurance and the Indemnitee will look first to such D&O Insurance;

               (b) VIOLATION OF LAW. Amounts paid to the Indemnitee if it shall be determined by a final judgment or other final adjudication that such amounts were in violation of the law;

               (c) VIOLATION OF SECTION 16(b) OF THE SECURITIES EXCHANGE ACT. Expenses incurred on account of any action in which judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale of securities of the Corporation by the Indemnitee, pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or any similar provisions of federal, state or local law;

               (d) OTHER EXPENSES. Expenses incurred on account of the Indemnitee's conduct that is finally adjudged to have been (or the Indemnitee has admitted facts sufficient to conclude his or her conduct was): (i) an act or omission that was not in good faith and which the Indemnitee did not reasonably believe to be in the best interests of the Corporation, (ii) with respect to any criminal action or proceeding, conduct which the Indemnitee had reasonable cause to believe was unlawful, (iii) an act or omission involving intentional misconduct, fraud or a knowing violation of law (except with respect to the advancement of expenses pursuant to Section 2.3 of this Agreement or indemnification ordered by a court of competent jurisdiction),


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(iv) a transaction from which the Indemnitee derived an improper personal benefit, or (v) the payment of distributions in violation of NRS 78.300 and amendments thereto or any other similar provision of state law;

               (e) PUBLIC POLICY. If a final decision by a court of competent jurisdiction in the matter shall determine that such indemnification violates public policy; or

               (f) INCOME TAXES. Any income taxes, or any interests and penalties related thereto with respect to any compensation received for services as a director and/or officer of the Corporation.

          Section 2.2. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained in this Agreement shall continue during the period the Indemnitee is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise), and shall continue so long as the Indemnitee shall be subject to any possible action by reason of the fact that the Indemnitee was a director or officer of the Corporation or serving in any other capacity referred to in this Agreement.

          Section 2.3. ADVANCEMENT OF EXPENSES. Notwithstanding any amendment, modification or repeal of the Indemnification Provisions after the date of this Agreement, on written request to the Corporation by Indemnitee, the Corporation shall pay the Expenses of the Indemnitee incurred in defending an Action as they are incurred and in advance of the final disposition of the Action, upon receipt of an undertaking by or on behalf of the Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation pursuant to Section 2.1 of this Agreement.

          Section 2.4. DEMAND FOR PERFORMANCE. The Corporation shall perform its obligations under this Agreement upon receipt of written demand for such performance from the Indemnitee, and, if the Corporation fails to perform its obligations under this Agreement upon demand, the Indemnitee may then at any time bring legal action against the Corporation to obtain full and complete performance of its obligations under this Agreement. In any action brought to enforce this Agreement, upon a showing by the Indemnitee that a claim has been asserted against him or her with respect to or in connection with any alleged act or omission by him or her as a director and/or officer of the Corporation, or any alleged neglect or breach of duty by him or her as a director and/or officer of the Corporation or otherwise in his or her capacity as a director and/or officer of the Corporation, there shall be a presumption that the Indemnitee is entitled to indemnification and advancement of Expenses from the Corporation.

          Section 2.5. NON-EXCLUSIVITY. The rights to indemnification granted to Indemnitee under this Agreement shall not be exclusive or in limitation of any rights to which the Indemnitee may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of the stockholders or directors of the Corporation or otherwise.


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                                    ARTICLE III.
                                 CONTROL OF DEFENSE

          Section 3.1. CONTROL OF DEFENSE. If a claim should be made or threatened against the Indemnitee that has given rise to, or may give rise to, a right to indemnification pursuant to Section 2.1 of this Agreement, or a right to advancement of Expenses pursuant to Section 2.3 of this Agreement, and provided that the claim is not made or threatened in the name of the Corporation and there is no conflict of interest between the Corporation and the Indemnitee with respect to such claim, then: (1) the Corporation shall have the right to participate, at its own cost and expense, in the investigation, defense or other contest of the claim; and (2) the Corporation shall have the right to elect to assume the defense of the claim on behalf of the Indemnitee, and, if applicable, jointly with any third party who may have an obligation to indemnify and hold the Indemnitee harmless with respect to such claim.

          Section 3.2. CONFLICT OF INTEREST. If a conflict of interest of the type referred to in Section 3.1 should develop, the Indemnitee shall control the defense of any Action against him or her that may give rise to a right of indemnification under this Agreement, subject to the following: (1) if the insurance carrier that shall have supplied any D&O Insurance shall be willing to conduct the defense without any reservation as to coverage, then, the insurance carrier shall select counsel to conduct the defense; (2) if the insurance carrier shall not assume responsibility for the defense without any reservation of rights as to coverage, the defense shall be conducted by experienced and able counsel selected by the Indemnitee and reasonably acceptable to the board of directors; and (3) separate counsel will be used by the Indemnitee and other parties indemnified by the Corporation and subject to the same claim only to the extent necessary, in the reasonable opinion of the Indemnitee, to avoid a conflict of interest.

          Section 3.3. ELECTION TO DEFEND. If the Corporation should elect to assume the defense of a claim on behalf of the Indemnitee as provided in Section
3.1 (the "Election"), then: (1) the Corporation shall give the Indemnitee prompt written notice of the Election (the "Election Notice"); (2) the Corporation shall be obligated to defend the claim in good faith and in a manner consistent with the best interests of the Indemnitee; (3) provided the Corporation defends the claim in good faith and no conflict of interest develops between the Corporation and the Indemnitee with respect to such claim, the Corporation shall not be liable for any Expenses incurred by the Indemnitee in connection with defending or otherwise contesting the claim after the Indemnitee has received the Election Notice; and (4) the Corporation shall not settle or compromise such the claim on any basis or in any manner that would impose any liability, limitation or restriction of any kind on the Indemnitee without his or her express written consent.

                                    ARTICLE IV.

                     DIRECTORS AND OFFICERS LIABILITY INSURANCE

          Section 4.1. PROVIDED IN SOLE DISCRETION OF CORPORATION. The Corporation shall use reasonable efforts to provide the Indemnitee with D&O Insurance providing to the Indemnitee such coverage then available in the insurance industry in such amounts and with such exclusions and other conditions to coverage as shall in the sole judgment of the Corporation


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provide reasonable coverage to the Indemnitee in light of the cost to the
Corporation and any other relevant considerations. Notwithstanding any of the foregoing, the Corporation shall not be obligated to obtain D&O Insurance for the Indemnitee.

          Section 4.2. SETTLEMENT. The Indemnitee shall not settle any matter for which he or she intends to seek indemnification under this agreement without first attempting to obtain any approval required with respect to such settlement by the insurance carrier of any applicable D&O Insurance. If the Indemnitee seeks such approval, but the approval is not granted by the insurance carrier of any applicable D&O Insurance, the Indemnitee shall be entitled to indemnification to the fullest extent provided by this Agreement.

          Section 4.3. NO LIMITATION OF OBLIGATION. Except as otherwise set forth in Section 2.1(a) or the provisions of the D&O Insurance, the failure to provide D&O Insurance shall in no way limit or diminish the obligation of the Corporation to indemnify the Indemnitee as provided pursuant to the terms of this Agreement.

                                     ARTICLE V.
                                   MISCELLANEOUS

          Section 5.1. NOTICES. Any notices, consents or other communications required or permitted to be given pursuant to this Agreement must be in writing and must be given by certified mail, return receipt requested, and shall (except to the extent otherwise provided herein) be deemed to have been given and received (whether actually received or not) when a certified letter containing such notice, consent or other communication, properly addressed with postage prepaid, return receipt requested, is deposited in an official depository under the regular care and custody of the United States Postal Service located within the confines of the continental United States, addressed to the parties hereto at the following respective addresses:

          If to the Corporation:        LTC Healthcare, Inc.
                                        300 Esplanade Drive, Suite 1860
                                        Oxnard, CA  93030
                                        Attention:  James J. Pieczynski

          With a copy to:               Schreck Morris
                                        300 South Fourth Street, Suite 1200
                                        Las Vegas, Nevada  89101
                                        Attention:  Ellen Schulhofer

          If to the Indemnitee:         ___________________________
                                        ___________________________
                                        ___________________________

          Either party may provide written notice of a substitute address pursuant to written notice delivered to the other party in accordance with the terms of this Section 5.1, provided, however, that no such notice of change of address shall be effective unless and until actually received by the party to whom such notice is sent.


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          Section 5.2.   APPLICABLE LAW.  The laws of the State of Nevada
applicable to contracts made in that State shall govern the validity, construction, performance and effect of this Agreement.

          Section 5.3. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties, and supersedes all previous agreements, negotiations, memoranda, understandings, whether oral or written (other than the Indemnification Provisions or the provisions of applicable D&O Insurance).

          Section 5.4. MODIFICATIONS. This Agreement shall not be modified, amended or changed in any matter unless in writing executed by the parties hereto.

          Section 5.5. ATTORNEYS' FEES. Unless otherwise specifically provided herein, each party hereto shall bear its own attorneys' fees incurred in the negotiation and preparation of this Agreement and any related documents. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this Agreement, however, the prevailing party shall be entitled to its costs and attorneys' fees, in addition to any other relief it may obtain or be entitled to.

          Section 5.6. WAIVERS. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing executed by the party making the waiver.

          Section 5.7. INVALIDITY. If any term, provision, covenant or condition of this Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, that provision shall be deemed severable and all provisions, covenants and conditions of this Agreement, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          Section 5.8. COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective only when all of the parties hereto have executed at least one counterpart.

          Section 5.9. INTERPRETATION. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Whenever the context of this Agreement requires, words used in the singular shall be construed to include the plural and vice versa, and pronouns of whatsoever gender shall be deemed to include and designate the masculine, feminine and neuter gender.

          Section 5.10. ADDITIONAL DOCUMENTS. Each party covenants and agrees to execute deliver to the other such further documents or instruments as may reasonably be required to fully effectuate the manifest intent of the parties and the transactions contemplated hereby.


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          Section 5.11.  NEGOTIATED AGREEMENT.  This is a negotiated Agreement.
All parties have participated in its preparation. In the event of any dispute regarding its interpretation, it shall not be construed for or against any party based upon the grounds that the Agreement was prepared by any one of the parties.

          Section 5.12. TIME OF ESSENCE. Time is of the essence of the Agreement and all of its provisions.

          Section 5.13. SUCCESSORS AND ASSIGNS. the rights granted to the Indemnitee under this Agreement shall inure to the benefit of the Indemnitee, his or her personal representatives, heirs, executors, administrators and beneficiaries, and this Agreement shall be binding on the Corporation, its successors and assigns.

                              [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day first hereinabove written.

                            "Corporation"

                            LTC Healthcare, Inc.,
                            a Nevada corporation

                            By:  ___________________________________

                            Name:  ________________________________

                            Its:  ___________________________________

                            "Indemnitee"


                            _______________________________________



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